SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 10, 2005

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13737 Noel Road
Dallas, Texas  75240

 (Address of principal executive offices, including zip code)

(469) 893-2200

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      Other Events.

On March 10, 2005, Tenet Healthcare Corporation issued a press release announcing that it has reached an agreement providing for a nationwide settlement of certain class action lawsuits  regarding prices that uninsured and some under-insured patients were charged for prescription drugs and other medical products and services at hospitals owned and operated by Tenet subsidiaries.  The press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ Trevor Fetter
Trevor Fetter
President and Chief Executive Officer

Date: March 11, 2005

EXHIBIT INDEX

99.1                           Press Release issued on March 10, 2005